Exhibit 99.1

Jones Lang LaSalle Incorporated
($ in millions)

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025
Real Estate Management Services															
Revenue	**3,737.8**	**3,845.1**	**3,992.3**	**4,477.4**	**16,052.6**	**4,123.1**	**4,426.3**	**4,577.2**	**5,092.4**	**18,219.0**	**4,626.5**	**4,949.9**	**5,041.0**	**5,616.1**	**20,233.5**
Workplace Management	2,497.2	2,553.4	2,637.1	3,018.5	10,706.2	2,871.7	3,021.1	3,164.6	3,472.3	12,529.7	3,263.6	3,349.1	3,423.6	3,812.2	13,848.5
Project Management	676.3	703.2	747.0	798.3	2,924.8	656.4	788.1	771.3	936.1	3,151.9	747.5	971.6	967.9	1,110.9	3,797.9
Property Management	400.2	409.9	419.2	445.8	1,675.1	429.7	436.6	452.3	476.5	1,795.1	445.6	454.4	461.1	480.2	1,841.3
Portfolio Services and Other	102.7	118.0	130.1	149.3	500.1	111.4	124.1	132.3	148.2	516.0	112.7	118.9	129.8	152.1	513.5
Software and Technology Solutions	61.4	60.6	58.9	65.5	246.4	53.9	56.4	56.7	59.3	226.3	57.1	55.9	58.6	60.7	232.3
Gross contract costs	**3,110.9**	**3,179.8**	**3,300.6**	**3,678.0**	**13,269.3**	**3,470.3**	**3,718.5**	**3,831.3**	**4,251.6**	**15,271.7**	**3,931.0**	**4,173.5**	**4,256.3**	**4,744.0**	**17,104.8**
Workplace Management	2,314.0	2,365.2	2,442.0	2,778.6	9,899.8	2,663.1	2,793.4	2,928.0	3,209.3	11,593.8	3,040.6	3,100.4	3,172.1	3,548.6	12,861.7
Project Management	465.4	473.5	517.4	540.1	1,996.4	445.9	555.2	528.5	654.3	2,183.9	520.0	700.2	696.7	796.7	2,713.6
Property Management	273.1	278.9	280.8	290.6	1,123.4	298.5	304.4	311.2	322.2	1,236.3	312.4	315.7	326.9	334.8	1,289.8
Portfolio Services and Other	54.8	58.1	57.1	65.2	235.2	61.6	64.1	62.2	64.3	252.2	57.3	56.7	59.8	63.1	236.9
Software and Technology Solutions	3.6	4.1	3.3	3.5	14.5	1.2	1.4	1.4	1.5	5.5	0.7	0.5	0.8	0.8	2.8
Platform compensation and benefits	448.6	460.9	471.9	488.7	1,870.1	447.9	467.8	484.5	525.5	1,925.7	479.5	515.4	521.6	531.9	2,048.4
Platform operating, administrative and other	157.1	145.7	147.6	161.6	612.0	139.1	159.2	172.3	171.5	642.1	153.2	162.8	161.4	176.0	653.4
Depreciation and amortization	31.4	32.3	31.9	32.9	128.5	33.5	34.0	37.9	38.3	143.7	37.8	36.4	34.2	32.4	140.8
Total segment platform operating expenses	**637.1**	**638.9**	**651.4**	**683.2**	**2,610.6**	**620.5**	**661.0**	**694.7**	**735.3**	**2,711.5**	**670.5**	**714.6**	**717.2**	**740.3**	**2,842.6**
Total segment operating expenses	**3,748.0**	**3,818.7**	**3,952.0**	**4,361.2**	**15,879.9**	**4,090.8**	**4,379.5**	**4,526.0**	**4,986.9**	**17,983.2**	**4,601.5**	**4,888.1**	**4,973.5**	**5,484.3**	**19,947.4**
Segment operating income (loss)	**(10.2)**	**26.4**	**40.3**	**116.2**	**172.7**	**32.3**	**46.8**	**51.2**	**105.5**	**235.8**	**25.0**	**61.8**	**67.5**	**131.8**	**286.1**
Add:															
Equity earnings (losses)	1.0	0.8	0.3	-	2.1	1.1	0.3	1.1	0.4	2.9	0.4	0.5	0.1	(0.3)	0.7
Depreciation and amortization[(1)]	30.4	31.4	30.9	31.8	124.5	32.5	33.1	36.9	37.4	139.9	36.9	35.4	33.3	31.5	137.1
Other income (expense)	-	-	-	0.2	0.2	-	-	-	1.7	1.7	(0.2)	-	(0.1)	0.5	0.2
Net loss (income) attributable to noncontrolling interest	(0.2)	(0.6)	(0.1)	(0.1)	(1.0)	0.3	(0.3)	(0.3)	(0.4)	(0.7)	(1.1)	0.1	0.3	(0.1)	(0.8)
Adjusted EBITDA	**21.0**	**58.0**	**71.4**	**148.1**	**298.5**	**66.2**	**79.9**	**88.9**	**144.6**	**379.6**	**61.0**	**97.8**	**101.1**	**163.4**	**423.3**

	Q1 2023	Q2 2023	Q3 2023	Q4 2023	FY 2023	Q1 2024	Q2 2024	Q3 2024	Q4 2024	FY 2024	Q1 2025	Q2 2025	Q3 2025	Q4 2025	FY 2025
Segment Summary															
Revenue															
Real Estate Management Services	3,737.8	3,845.1	3,992.3	4,477.4	16,052.6	4,123.1	4,426.3	4,577.2	5,092.4	18,219.0	4,626.5	4,949.9	5,041.0	5,616.1	20,233.5
Leasing Advisory	506.2	615.5	573.2	751.6	2,446.5	520.4	642.2	691.5	851.5	2,705.6	586.1	676.8	741.9	1,005.1	3,009.9
Capital Markets Services	357.1	448.0	435.8	537.1	1,778.0	377.6	457.6	498.8	706.4	2,040.4	435.3	520.3	612.1	854.4	2,422.1
Investment Management	114.4	143.9	110.1	115.3	483.7	103.4	102.6	101.3	160.6	467.9	98.5	103.1	115.4	133.1	450.1
Gross contract costs															
Real Estate Management Services	3,110.9	3,179.8	3,300.6	3,678.0	13,269.3	3,470.3	3,718.5	3,831.3	4,251.6	15,271.7	3,931.0	4,173.5	4,256.3	4,744.0	17,104.8
Leasing Advisory	6.0	5.4	7.6	11.2	30.2	6.4	8.3	9.7	8.9	33.3	2.0	3.3	3.1	3.2	11.6
Capital Markets Services	9.3	13.1	11.5	13.6	47.5	13.6	11.8	11.5	11.7	48.6	1.1	1.7	1.5	1.4	5.7
Investment Management	7.1	7.5	7.4	6.9	28.9	8.4	8.8	9.3	10.9	37.4	8.2	8.3	7.8	11.8	36.1
Adjusted EBITDA															
Real Estate Management Services	21.0	58.0	71.4	148.1	298.5	66.2	79.9	88.9	144.6	379.6	61.0	97.8	101.1	163.4	423.3
Leasing Advisory	58.8	86.3	69.5	134.6	349.2	74.8	112.1	131.7	146.1	464.7	97.0	120.4	136.9	225.8	580.1
Capital Markets Services	10.7	36.0	50.3	76.1	173.1	25.0	33.8	65.7	119.9	244.4	48.6	54.7	89.9	171.2	364.4
Investment Management[(2)]	23.1	34.8	26.0	19.9	103.8	21.0	22.7	14.0	42.6	100.3	15.8	16.3	23.7	27.7	83.5
All Other	(0.7)	10.0	0.1	4.4	13.8	0.1	(2.2)	(2.2)	1.6	(2.7)	2.4	2.5	(4.3)	1.0	1.6

(1) This adjustment excludes the noncontrolling interest portion which is not attributable to common shareholders.

(2) Investment Management Adjusted EBITDA excludes Equity (losses) earnings.